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                        Consent of Independent Auditors


We consent to the use of our report dated February 19, 1999 on the financial statements of Fortis Benefits Insurance Company in Pre-Effective Amendment
No. 1 to the Registration Statement (Form N-4 No. 333-79701) and related Prospectus and Statement of Additional Information of Fortis Benefits Insurance Company for the registration of flexible premium deferred combination variable and fixed annuity contracts.



/s/
Ernst & Young LLP



Minneapolis, Minnesota
August 23, 1999